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                                                                       Exhibit A
                            JOINT FILING AGREEMENT

     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934 (the "Exchange Act"), the undersigned hereby agree to the joint filing with all of the Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including any amendments thereto) with respect to the Common Stock, no par value per share, of Lernout & Hauspie Speech Products N.V., and that this Joint Filing Agreement be included as an exhibit to such joint filing.

     In evidence thereof, such Reporting Persons hereby execute this Agreement as of the 31st day of August, 2000.

                           Jo Lernout

                           /s/ Jo Lernout
                           ----------------------------------

                           Pol Hauspie

                           /s/ Pol Hauspie
                           ----------------------------------

                           LEHA, A NETHERLANDS FOUNDATION

                           By: /s/ Jo Lernout
                               ------------------------------

                           L&H HOLDING N.V.

                           By: /s/ Jo Lernout
                               ------------------------------

                           L&H HOLDING III S.A.

                           By: /s/ Jo Lernout
                               ------------------------------

                           By: /s/ Jean Bintner
                               ------------------------------

                           OLDCO N.V.

                           By: /s/ Jo Lernout, Managing Director of N.V.
                               -------------------------------------------------
                           Lernout & Hauspie Investment Holding, Liquidator
                           -----------------------------------------------------
                           of Oldco, N.V.
                           -----------------------------------------------------

                           L&H INVESTMENT COMPANY N.V.

                           By: /s/ Jo Lernout
                               ------------------------------

                           STONINGTON HOLDINGS LLC

                           By: /s/ Jo Lernout
                               ------------------------------